October 22, 2014 Third Quarter 2014 Earnings Conference Call Exhibit 99.2

© 2014 Ryder System, Inc. All rights reserved. Safe Harbor and Non-GAAP Financial Measures Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995, including our expectations regarding earnings performance, lease fleet growth, sales activity and performance in our product lines, including full service lease, supply chain solutions, commercial rental and used vehicle sales, and anticipated capital expenditures through the end of the year. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, lower than expected lease sales, decreases in commercial rental demand and pricing, fluctuations in market demand for used vehicles impacting inventory levels, pricing and our anticipated proportion of retail versus wholesale sales, lower than expected benefits from maintenance initiatives and a newer fleet, setbacks in the economic recovery, decreases in freight demand or volumes, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, further decline in economic and market conditions in the U.K., business interruptions or expenditures due to severe weather or natural occurrences, competition from other service providers, customer retention levels, loss of key customers, driver and technician shortages resulting in higher procurement costs and turnover rates, unexpected bad debt reserves or write-offs, changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, depreciation, insurance and revenue, sudden or unusual changes in fuel prices, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation includes certain non-GAAP financial measures as defined under SEC rules, including operating revenue, comparable earnings, comparable earnings per share forecast, comparable earnings before income tax, comparable tax rate, adjusted return on capital, total cash generated, free cash flow, total obligations and the ratios based on these financial measures. Refer to Appendix – Non-GAAP Financial Measures for more information about the non-GAAP financial measures contained in this presentation. Additional information as required by Regulation G regarding non-GAAP financial measures can be found in our most recent Form 10-K, Form 10-Q and our Form 8-K filed as of the date of this presentation with the SEC, which are available at http://investors.ryder.com. 2

© 2014 Ryder System, Inc. All rights reserved. Contents ► Third Quarter 2014 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A 3

© 2014 Ryder System, Inc. All rights reserved. 3rd Quarter Results Overview ► Comparable earnings per share from continuing operations were $1.63 vs. $1.46 in 3Q13 ► Earnings per diluted share from continuing operations were $1.58 in 3Q14 vs. $1.40 in 3Q13 – 3Q14 included non-operating pension costs of $0.03 – 3Q13 included non-operating pension costs of $0.06 ► Operating revenue increased 5% and total revenue increased 3% vs. prior year reflecting higher revenue in both segments 4

© 2014 Ryder System, Inc. All rights reserved. Key Financial Statistics 5 Third Quarter ($ Millions, Except Per Share Amounts) 2014 2013 % B/(W) Operating Revenue 1,415.9$ 1,345.0$ 5% Fuel Services and Subcontracted Transportation Revenue 271.2 289.6 (6)% Total Revenue 1,687.2$ 1,634.6$ 3% Comparable Earnings Per Share from Continuing Operations 1.63$ 1.46$ 12% Earnings Per Share from Continuing Operations 1.58$ 1.40$ 13% Memo: Average Shares (Millions ) - Diluted 53.0 52.2 Comparable Tax Rate from Continuing Operations 35.4% 34.1% Tax Rate from Continuing Operations 35.3% 33.7% Note: Amounts throughout presentation may not be additive due to rounding.

© 2014 Ryder System, Inc. All rights reserved. Key Financial Statistics 6 Year-To-Date ($ Millions, Except Per Share Amounts) 2014 2013 % B/(W) Operating Revenue 4,131.4$ 3,925.8$ 5% Fuel Services and Subcontracted Transportation Revenue 851.0 875.8 (3)% Total Revenue 4,982.5$ 4,801.6$ 4% Comparable Earnings Per Share from Continuing Operations 3.98$ 3.53$ 13% Earnings Per Share from Continuing Operations 3.92$ 3.39$ 16% Memo: Averag Shares (Millions ) - Diluted 53.0 51.8 Comparable Tax Rate from Continuing Operations 36.4% 35.3% Tax Rate from Continuing Operations 35.7% 34.7% Adjusted Return on Capital vs. Cost of Capital (Trailing 12 months) 0.9% 1.0% Note: Amounts throughout presentation may not be additive due to rounding.

© 2014 Ryder System, Inc. All rights reserved. 3rd Quarter Results Overview – FMS ► Fleet Management Solutions (FMS) operating revenue up 7% and total revenue up 4% vs. prior year – Full service lease revenue up 5% – Contract maintenance revenue up 3% – Commercial rental revenue up 11% – Contract-related maintenance revenue up 14% ► FMS earnings increased due to significantly improved used vehicle sales results, strong commercial rental performance and higher full service lease results – Favorable lease results benefited from vehicle residual value benefits as well as fleet growth ► FMS earnings before tax (EBT) up 25% – FMS EBT percent of operating revenue up 190 basis points to 13.0% 7

© 2014 Ryder System, Inc. All rights reserved. 3rd Quarter Results Overview – SCS 8 ► Supply Chain Solutions (SCS) operating revenue up 3% and total revenue up 1% vs. prior year due to higher volumes and new business ► SCS earnings decreased primarily due to lost business, including shutdown costs, and start up costs on an international account – Decline was partially offset by higher volumes and new business ► SCS earnings before tax (EBT) down 9% – SCS EBT percent of operating revenue down 90 basis points to 6.6%

© 2014 Ryder System, Inc. All rights reserved. Business Segments 9 2014 2013 % B/(W) 2014 2013 % B/(W) Operating Revenue: Fleet Management Solutions 931.9$ 872.2$ 7% 1,186.9$ 1,138.2$ 4% Supply Chain Solutions 545.0 528.3 3% 617.8 610.8 1% Eliminations (60.9) (55.7) 9% (117.6) (114.4) 3% Total 1,415.9$ 1,344.9$ 5% 1,687.2$ 1,634.5$ 3% Segment Earnings Before Tax: (1) Fleet Management Solutions 121.0$ 96.4$ 25% Supply Chain Solutions 36.2 39.6 (9)% Eliminations (9.6) (9.1) 5% 147.6 126.9 16% Central Support Services (Unallocated Share) (13.6) (10.1) (35)% Non-operating Pension Costs (2.5) (5.1) 52% Restructuring and Other Charges, Net and Other Items (1.8) (0.4) NM Earnings Before Income Taxes 129.7 111.4 16% Provision for Income Taxes (45.8) (37.5) (22)% Earnings from Continuing Operations 84.0$ 73.9$ 14% Comparable Earnings from Continuing Operations 86.5$ 77.0$ 12% Memo: Total Revenue (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions) Third Quarter

© 2014 Ryder System, Inc. All rights reserved. Business Segments 10 2014 2013 % B/(W) 2014 2013 % B/(W) Operating Revenue: Fleet Management Solutions 2,699.7$ 2,548.8$ 6% 3,503.2$ 3,359.2$ 4% Supply Chain Solutions 1,610.8 1,538.0 5% 1,842.7 1,784.4 3% Eliminations (179.1) (161.0) 11% (363.5) (342.1) 6% Total 4,131.4$ 3,925.8$ 5% 4,982.5$ 4,801.6$ 4% Segment Earnings Before Tax: (1) Fleet Management Solutions 311.5$ 245.8$ 27% Supply Chain Solutions 88.7 97.0 (9)% Eliminations (29.7) (25.8) 15% 370.4 317.1 17% Central Support Services (Unallocated Share) (36.5) (32.0) (14)% Non-operating Pension Costs (7.3) (15.3) 52% Restructuring and Other Charges, Net and Other Items (1.8) 1.5 NM Earnings Before Income Taxes 324.8 271.3 20% Provision for Income Taxes (116.0) (94.0) (24)% Earnings from Continuing Operations 208.8$ 177.3$ 18% Comparable Earnings from Continuing Operations 212.2$ 184.5$ 15% Memo: Total Revenue (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions) Year-To-Date

© 2014 Ryder System, Inc. All rights reserved. Capital Expenditures 11 2014 $ 2014 2013 O/(U) 2013 Full Service Lease 1,224$ 1,221$ 3$ Commercial Rental 391 220 172 Operating Property and Equipment 122 57 65 Gross Capital Expenditures 1,737 1,497 240 Less: Proceeds from Sales (Primarily Revenue Earning Equipment) 396 337 59 Less: Sale and Leaseback of Assets 126 - 126 Net Capital Expenditures 1,216$ 1,161$ 55$ Year-To-Date ($ Millions)

© 2014 Ryder System, Inc. All rights reserved. Cash Flow from Continuing Operations 2014 2013 Earnings from Continuing Operations 209$ 177$ Depreciation 770 708 Gains on Vehicle Sales, Net (97) (69) Amortization and Other Non-Cash Charges, Net 51 57 Pension Contributions (69) (45) Changes in Working Capital and Deferred Taxes 111 62 Cash Provided by Operating Activities 975 890 Proceeds from Sales (Primarily Revenue Earning Equipment) 396 337 Proceeds from Sale and Leaseback of Assets 126 - Collections of Direct Finance Leases 49 55 Other, Net (1) 8 Total Cash Generated 1,544 1,290 Capital Expenditures (1) (1,741) (1,496) Free Cash Flow (2) (197)$ (206)$ 12 Year-To-Date ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash.

© 2014 Ryder System, Inc. All rights reserved. 225% 183% 203% 261% 270% 226% 237% 250% 0% 50% 100% 150% 200% 250% 300% 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 9/30/14 Long Term Target Midpoint Pension Impact Total Obligations to Equity Debt to Equity Ratio 13 9/30/2014 12/31/2013 9/30/2013 Balance Sheet Debt 4,508$ 4,189$ 4,037$ Percent To Equity 227% 221% 244% Total Obligations 4,707$ 4,284$ 4,155$ Percent To Equity 237% 226% 251% Total Equity (3) 1,982$ 1,897$ 1,655$ Balance 213% 175% 196% 257% 260% 221% 227% Sheet Debt to Equity (1) (2) (1) Illustrates impact of accumulated net pension related equity charge on leverage. (2) Represents long term total obligations to equity target of 225 - 275% while maintaining a solid investment grade rating. (3) Total Equity includes impact of accumulated net pension related equity charge of $467 million as of 9/30/14, $474 million as of 12/31/2013 and $633 million as of 9/30/13. ($ Millions)

© 2014 Ryder System, Inc. All rights reserved. Contents ► Third Quarter 2014 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A 14

© 2014 Ryder System, Inc. All rights reserved. ► Units held for sale were 5,800 at quarter end, down from 8,200 units held for sale in the prior year ─ Sequentially from the second quarter, units held for sale decreased by 500 units ► The number of used vehicles sold in the third quarter was 5,000, down 14% from the prior year ─ Sequentially from the second quarter, units sold were down 9% ► Proceeds per unit were up 16% for tractors and up 14% for trucks in the third quarter compared with prior year (excluding the impact of exchange rates) ─ Proceeds per unit were up 1% for tractors and down 2% for trucks vs. the second quarter ► Average third quarter total commercial rental fleet was up 7% from the prior year ─ Average commercial rental fleet was up 2% from the second quarter Global Asset Management Update 15

© 2014 Ryder System, Inc. All rights reserved. Contents ► Third Quarter 2014 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A 16

© 2014 Ryder System, Inc. All rights reserved. EPS Forecast – Continuing Operations 17 2014 Comparable EPS Forecast(1) $ 1.56 - 1.61 $ 5.55 - 5.60 2013 Comparable EPS(2) $ 1.35 $ 4.88 Fourth Quarter Full Year ($ Earnings Per Share) (1) 2014 Comparable EPS Forecast, a non-GAAP financial measure, for the fourth quarter excludes $0.03 of non-operating pension costs. 2014 Comparable EPS Forecast for the full year excludes $0.10 of non-operating pension costs, $0.01 of pension settlement charges, and $0.01 of acquisition transaction costs partially offset by a tax law change benefit of $0.03. Charges associated with the lump-sum pension buyout are excluded from the 2014 Comparable EPS Forecast. (2) 2013 Comparable EPS for the fourth quarter excluded $0.10 of non-operating pension costs and a pension settlement charge of $0.01. 2013 Comparable EPS for the full year excludes $0.28 of non-operating pension costs, and $0.03 of pension settlement charge partially offset by a foreign currency translation benefit of $0.04, SuperStorm Sandy vehicle-related recoveries of $0.01, and restructuring and other recoveries, net of $0.01. ► Full year Comparable EPS forecast is $5.55 - $5.60 versus a prior forecast of $5.50 - $5.60 ► Current forecast is as follows:

© 2014 Ryder System, Inc. All rights reserved. Q&A 18

© 2014 Ryder System, Inc. All rights reserved. Appendix 19 Full Service Lease Vehicle Count Business Segment Detail Central Support Services Balance Sheet Asset Management Non-GAAP Financial Measures & Reconciliations

© 2014 Ryder System, Inc. All rights reserved. End of Period 3Q13 4Q13 1Q14 2Q14 3Q14 FSL Fleet (as reported) 120,800 122,900 123,300 123,000 123,200 2,400 UK FSL Trailers 5,100 5,000 4,800 4,600 4,300 (800) FSL Fleet - excluding UK 115,700 117,900 118,500 118,400 118,900 3,200 Sequential Change 4Q13 O/(U) 3Q13 1Q14 O/(U) 4Q13 2Q14 O/(U) 1Q14 3Q14 O/(U) 2Q14 FSL Fleet (as reported) 2,100 400 (300) 200 UK FSL Trailers (100) (200) (200) (300) FSL Fleet - excluding UK 2,200 600 (100) 500 3Q14 O/(U) 3Q13 Full Service Lease (FSL) Fleet Count 20 Note: Represents end of period vehicle count.

© 2014 Ryder System, Inc. All rights reserved. Fleet Management Solutions (FMS) 21 2014 2013 % B/(W) Full Service Lease 575.8$ 548.3$ 5% Contract Maintenance 46.9 45.5 3% Contractual Revenue 622.7 593.9 5% Commercial Rental 234.2 210.7 11% Contract-related Maintenance 56.8 49.9 14% Other 18.1 17.7 2% Operating Revenue 931.9 872.2 7% Fuel Services Revenue 255.0 266.0 (4)% Total Revenue 1,186.9$ 1,138.2$ 4% Segment Earnings Before Tax (EBT) 121.0$ 96.4$ 25% Segment EBT as % of Total Revenue 10.2% 8.5% Segment EBT as % of Operating Revenue 13.0% 11.1% Third Quarter ($ Millions)

© 2014 Ryder System, Inc. All rights reserved. Fleet Management Solutions (FMS) 22 2014 2013 % B/(W) Full Service Lease 1,694.1$ 1,622.0$ 4% Contract Maintenance 136.9 136.9 - Contractual Revenue 1,831.0 1,758.9 4% Commercial Rental 646.1 580.3 11% Contract-related Maintenance 169.4 155.3 9% Other 53.2 54.2 (2)% Operating Revenue 2,699.7 2,548.8 6% Fuel Services Revenue 803.5 810.4 (1)% Total Revenue 3,503.2$ 3,359.2$ 4% Segment Earnings Before Tax (EBT) 311.5$ 245.8$ 27% Segment EBT as % of Total Revenue 8.9% 7.3% Segment EBT as % of Operating Revenue 11.5% 9.6% Year-To-Date ($ Millions)

© 2014 Ryder System, Inc. All rights reserved. Supply Chain Solutions (SCS) 2014 2013 % B/(W) Automotive 135.2$ 140.1$ (4)% High-Tech 91.6 85.5 7% CPG & Retail 200.5 191.1 5% Industrial & Other 117.7 111.6 5% Operating Revenue 545.0 528.3 3% Subcontracted Transportation 72.9 82.4 (12)% Total Revenue 617.8$ 610.8$ 1% Segment Earnings Before Tax (EBT) 36.2$ 39.6$ (9)% Segment EBT as % of Total Revenue 5.9% 6.5% Segment EBT as % of Operating Revenue 6.6% 7.5% Memo: Dedicated Services - Operating Revenue (1) 314.5$ 309.2$ 2% Dedicated Services - Total Revenue 347.7$ 343.3$ 1% Fuel Costs 63.4$ 67.1$ 5% 23 Third Quarter ($ Millions) (1) Excludes $33.1 million and $34.0 million of Dedicated Services Subcontracted Transportation in 2014 and 2013, respectively.

© 2014 Ryder System, Inc. All rights reserved. Supply Chain Solutions (SCS) 2014 2013 % B/(W) Automotive 425.1$ 433.6$ (2)% High-Tech 261.1 245.3 6% CPG & Retail 577.2 547.2 5% Industrial & Other 347.5 311.9 11% Operating Revenue 1,610.8 1,538.0 5% Subcontracted Transportation 231.9 246.4 (6)% Total Revenue 1,842.7$ 1,784.4$ 3% Segment Earnings Before Tax (EBT) 88.7$ 97.0$ (9)% Segment EBT as % of Total Revenue 4.8% 5.4% Segment EBT as % of Operating Revenue 5.5% 6.3% Memo: Dedicated Services - Operating Revenue (1) 950.7$ 902.3$ 5%1,0 6.8$ Dedicated Services - Total Revenue 1,055.1$ 1,006.8$ 5% Fuel Costs 203.7$ 202.2$ (1)% 24 Year-To-Date ($ Millions) (1) Excludes $104.4 million and $104.4 million of Dedicated Services Subcontracted Transportation in 2014 and 2013, respectively.

© 2014 Ryder System, Inc. All rights reserved. Central Support Services (CSS) 25 2014 2013 % B/(W) Allocated CSS Costs (1) 48.2$ 44.2$ (9)% Unallocated CSS Costs 13.6 10.1 (35)% Total CSS Costs (1) 61.8$ 54.2$ (14)% Third Quarter ($ Millions) (1) Includes the reclassification of $3.1 million in 2013 to CSS in order to conform to the current year presentation.

© 2014 Ryder System, Inc. All rights reserved. Central Support Services (CSS) 26 2014 2013 % B/(W) Allocated CSS Costs (1) 142.1$ 133.2$ (7)% Unallocated CSS Costs 36.5 32.0 (14)% Total CSS Costs (1) 178.6$ 165.2$ (8)% Year-To-Date ($ Millions) (1) Includes the reclassification of $10.6 million in 2013 to CSS in order to conform to the current year presentation.

© 2014 Ryder System, Inc. All rights reserved. Balance Sheet 27 September 30, December 31, 2014 2013 Cash and Cash Equivalents 75$ 62$ Other Current Assets 1,047 1,001 Revenue Earning Equipment, Net 6,853 6,491 Operating Property and Equipment, Net 692 634 Other Assets 937 916 Total Assets 9,604$ 9,104$ Short-Term Debt / Current Portion Long-Term Debt 462$ 259$ Other Current Liabilities 1,013 972 Long-Term Debt 4,045 3,930 Other Non-Current Liabilities (including Deferred Income Taxes) 2,101 2,046 Shareholders' Equity 1,982 1,897 Total Liabilities and Shareholders' Equity 9,604$ 9,104$ ($ Millions)

© 2014 Ryder System, Inc. All rights reserved. (a) U.S. only (b) Current year statistics may exclude some units due to a lag in reporting (c) Excludes early terminations where customer purchases vehicle (b)(c) Redeployments – Vehicles coming off-lease or in Rental with useful life remaining are redeployed in the Ryder fleet (SCS, or with another Lease customer). Redeployments exclude units transferred into the Rental product line. Extensions – Ryder re-prices lease contract and extends maturity date. Early terminations – Customer elects to terminate lease prior to maturity. Depending on the remaining useful life, the vehicle may be redeployed in the Ryder fleet (Commercial Rental, SCS, other Lease customer) or sold by Ryder. Asset Management Update (a) 28

© 2014 Ryder System, Inc. All rights reserved. Non-GAAP Financial Measures 29 ► This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. ► Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 5-6 Comparable Earnings / Comparable EPS Earnings / EPS from Continuing Operations Earnings and EBT from Continuing Operations Reconciliation 30 Comparable Earnings Before Income Tax / Comparable Tax Rate Earnings Before Income Tax / Tax Rate Earnings and Tax Rate from Continuing Operations Reconciliation 31 Comparable EPS Forecast EPS Forecast EPS Forecast – Continuing Operations 17 Adjusted Return on Capital Net Earnings / Total Capital Adjusted Return on Capital Reconciliation 32 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 34 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Reconciliation 33 FMS Operating Revenue / SCS and Dedicated Services Operating Revenue FMS Total Revenue / SCS and Dedicated Services Total Revenue Fleet Management Solutions (FMS) / Supply Chain Solutions (SCS) 21-24

Ryder

Earnings and EPS from Continuing Operations Reconciliation

($ Millions or $ Earnings Per Share)

	3Q14 - Earnings	3Q14 - EPS	3Q13 - Earnings	3Q13 - EPS
Reported	$ 84.0	$ 1.58	$ 73.9	$ 1.40
Non-Operating Pension Costs	1.4	0.03	3.0	0.06
Pension settlement charges	0.8	0.01	0.8	0.01
Superstorm Sandy vehicle-related gain	-	-	(0.4)	(0.01)
Restructuring Charges	-	-	(0.2)	-
Acquisition transaction costs	0.4	0.01	-	-
Comparable (1)	$ 86.5	$ 1.63	$ 77.0	$ 1.46

	YTD14 - Earnings	YTD14 - EPS	YTD13 - Earnings	YTD13 - EPS
Reported	$ 208.8	$ 3.92	$ 177.3	$ 3.39
Non-Operating Pension Costs	4.0	0.07	9.0	0.18
Pension settlement charges	0.8	0.01	0.8	0.01
Superstorm Sandy vehicle-related gain	-	-	(0.4)	(0.01)
Foreign Currency Translation Benefit	-	-	(1.9)	(0.04)
Benefit from tax law change	(1.8)	(0.03)	-	-
Restructuring Charges	-	-	(0.2)	-
Acquisition transaction costs	0.4	0.01	-	-
Comparable (1)	$ 212.2	$ 3.98	$ 184.5	$ 3.53

(1) The company uses Comparable Earnings and Comparable Earnings per Share (EPS) from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from Earnings and EPS from Continuing Operations non-operating pension costs, which we consider to be costs outside of the operational performance of the business and can significantly change from year to year. Comparable Earnings and Comparable EPS also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

© 2014 Ryder System, Inc. All rights reserved. 30

Ryder

EBT and Tax Rate from Continuing Operations Reconciliation

($ Millions or $ Earnings Per Share)

	3Q14 - EBT	3Q14 - Tax	3Q14 - Tax Rate	YTD14 - EBT	YTD14 - Tax	YTD14 - Tax Rate
Reported	$ 129.7	$ 45.8	35.3%	$ 324.8	$ 116.0	35.7%
Non-operating Pension Costs	2.5	1.1		7.3	3.3	
Benefit from tax law change	-	-		-	1.8	
Pension settlement charges	1.3	0.5		1.3	0.5	
Acquisition transaction costs	0.6	0.1		0.6	0.1	
Comparable [(1)]	$ 134.0	$ 47.5	35.4%	$ 333.9	$ 121.7	36.4%

	3Q13 - EBT	3Q13 - Tax	3Q13 - Tax Rate	YTD13 - EBT	YTD13 - Tax	YTD13 - Tax Rate
Reported	$ 111.4	$ 37.5	33.7%	$ 271.3	$ 94.0	34.7%
Non-operating Pension Costs	5.1	2.1		15.3	6.3	
Pension settlement charge	1.3	0.5		1.3	0.5	
Superstorm Sandy vehicle-related gain	(0.6)	(0.2)		(0.6)	(0.2)	
Restructuring and other charges	(0.3)	(0.1)		(0.3)	(0.1)	
Foreign currency translation benefit	-	-		(1.9)	-	
Comparable [(1)]	$ 116.8	$ 39.8	34.1%	$ 285.1	$ 100.5	35.3%

(1) The company uses Comparable Earnings Before Income Tax (EBT) and Comparable Tax Rate from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from EBT and Tax Rate from Continuing Operations non-operating pension costs, which we consider to be costs outside of the operational performance of the business and can significantly change from year to year. Comparable EBT and Comparable Tax Rate also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

© 2014 Ryder System, Inc. All rights reserved. 31

© 2014 Ryder System, Inc. All rights reserved. Adjusted Return on Capital Reconciliation 32 3Q13 3Q14 Net Earnings (1) 227$ 272$ Restructuring and Other Charges, Net and Other Items 7 3 Income Taxes 121 148 Adjusted Earnings Before Income Taxes 335 423 Adjusted Interest Expense (2) 141 143 Adjusted Income Taxes (3) (177) (199) Adjusted Net Earnings 319$ 367$ Average Total Debt (4) 3,886$ 4,406$ Average Off-Balance Sheet Debt (4) 143 109 Average Total Shareholders' Equity (4) 1,518 1,895 Average Adjustments to Shareholders' Equity (5) (4) (1) Adjusted Average Total Capital 5,543$ 6,409$ Adjusted Return on Capital 5.7% 5.7% ($ Millions) (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes interest for on and off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) The average is calculated based on the average GAAP balances. (5) Represents comparable earnings items for those periods.

© 2014 Ryder System, Inc. All rights reserved. Debt to Equity Reconciliation 33 ($ Millions) Note: Amounts may not recalculate due to rounding. 12/31/2008 Equity 12/31/2009 Equity 12/31/2010 Equity 12/31/2011 Equity 12/31/2012 Equity 12/31/2013 Equity 9/30/2014 Equity 9/30/2013 Equity Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% $3,382 257% $3,821 260% $4,189 221% $4,508 227% $4,037 244% Receivables Sold - - - - - - - PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 163 119 100 64 148 95 199 118 Total Obligations $3,026 225% $2,617 183% $2,847 203% $3,446 261% $3,969 270% $4,284 226% $4,707 237% $4,155 251%

© 2014 Ryder System, Inc. All rights reserved. Cash Flow Reconciliation 34 ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash. 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 9/30/14 9/30/13 Cash Provided by Operating Activities from Continuing Operations 1,248$ 985$ 1,028$ 1,042$ 1,134$ 1,223$ 975$ 890$ Proceeds from Sales (Primarily Revenue Earning Equipment) 262 216 235 300 413 452 396 337 Proceeds from Sale and Leaseback of Assets - - - 37 130 - 126 - Collections of Direct Finance Leases 61 65 62 62 72 71 49 55 Other, net - - 3 - - 8 (1) 8 Total Cash Generated 1,571 1,266 1,328 1,442 1,749 1,754 1,544 1,290 Capital Expenditures (1) (1,230) (652) (1,070) (1,699) (2,133) (2,140) (1,741) (1,496) Free Cash Flow (2) 341$ 614$ 258$ (257)$ (384)$ (386)$ (197)$ (206)$ Memo: Depreciation Expense 836$ 881$ 834$ 872$ 940$ 957$ 770$ 708$ Gains on Vehicle Sales, Net 39$ 12$ 29$ 63$ 89$ 96$ 97$ 69$ (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash.

© 2014 Ryder System, Inc. All rights reserved.